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                                                                   EXHIBIT 99.1

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                        SAFE HARBOR COMPLIANCE STATEMENT
                         FOR FORWARD-LOOKING STATEMENTS

         In passing the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), 15 U.S.C.A. Sections 77z-2 and 78u-5 (Supp. 1996), Congress encouraged public companies to make "forward-looking statements" by creating a safe harbor to protect companies from securities law liability in connection with forward-looking statements. Harbinger Corporation ("Harbinger" or the "Company") intends to qualify both its written and oral forward-looking statements for protection under the Reform Act and any other similar safe harbor provisions.

         "Forward-looking statements" are defined by the Reform Act. Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Due to those uncertainties and risks, the investment community is urged not to place undue reliance on written or oral forward-looking statements of Harbinger. The Company undertakes no obligation to update or revise this Safe Harbor Compliance Statement for Forward-Looking Statements (the "Safe Harbor Statement") to reflect future developments. In addition, Harbinger undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. This Safe Harbor Statement supersedes the Safe Harbor Statement filed as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

         Harbinger provides the following risk factor disclosure in connection with its continuing effort to qualify its written and oral forward-looking statements for the safe harbor protection of the Reform Act and any other similar safe harbor provisions. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following:



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     Integration of Recent Acquisitions.  The Company has completed a number of acquisitions since January 1, 1996, including the acquisitions of SupplyTech, Inc. and its affiliates ("SupplyTech") and the minority interests of Harbinger NET Services, LLC ("HNS"). SupplyTech and HNS have historically reported significant operating losses. The Company's acquisitions present a number of risks and challenges, including the historical operating losses of SupplyTech and HNS, the integration of the SupplyTech software products into the Company's current suite of products, the integration of the sales force of SupplyTech into the Company's existing sales operations, the coordination of customer support services, the integration of international operations of SupplyTech with the Company's international affiliates, the development and commercialization of HNS's Internet-related products and the integration of those products with the Company's existing products, and the diversion of management's attention from other business concerns. Several of the newly acquired products address the same markets as, and may therefore be competitive with, existing Company products. There can be no assurance that the Company can successfully assimilate its operations and integrate its software products with these recently acquired operations, software products and technologies, or that the Company will be successful in repositioning its products on a timely basis to achieve market acceptance. Any delay in such integration could have a material adverse effect on the Company.

     Factors Affecting Operating Results; Potential Fluctuations in Quarterly Results. The Company's quarterly operating results have in the past and may in the future vary or decrease significantly depending on factors such as revenue from software sales, the timing of new product and service announcements, changes in pricing policies by the Company and its competitors, market acceptance of new and enhanced versions of the Company's products, the size and timing of significant orders, changes in operating expenses, changes in Company strategy, personnel changes, government regulation, the introduction of alternative technologies, the effect of acquisitions and general economic factors. The Company has limited or no control over many of these factors. The Company has experienced losses in the past, and at March 31, 1997, the Company had an accumulated deficit of approximately $36.6 million. The Company operates with virtually no software product order backlog because its software products typically are shipped shortly after orders are received. As a result, revenues in any quarter are substantially dependent on the quantity of purchases of services requested and product orders received in that quarter. Quarterly revenues also are difficult to forecast because the market for electronic commerce and electronic data interchange ("EDI") software products is rapidly evolving and the Company's revenues in any period may be significantly affected by the announcements and product offerings of the Company's competitors as well as alternative technologies. The Company's Internet value-added servers ("IVAS") product is more complex and expensive compared to the Company's other electronic commerce and Internet products introduced to date, and will generally involve significant investment decisions by prospective customers. Accordingly, the Company expects that in selling its IVAS product it will encounter risks typical of companies that rely on large dollar purchase decisions, including the reluctance of purchasers to commit to major investments in new products and protracted sales cycles, both of which add to the difficulty of predicting future revenues and may result in quarterly fluctuations. The Company's expense levels are based, in part, on its expectations as to future revenues. If revenue levels are below expectations, the Company may be unable or unwilling to reduce expenses proportionately and operating results are likely to be adversely affected. As a result, the Company believes that period-to-period comparisons of its results of operations are not necessarily meaningful and should not be relied upon as indications of future performance. Due to all of the foregoing factors, it is likely that in some future quarter or quarters the Company's operating results will be below the expectations of public market analysts and investors. In such event, the price of the Company's Common Stock will likely be adversely affected.

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     The Company recognizes revenues for software license fees upon shipment, net of estimated returns. Customers using the Company's PC products are permitted to return products after delivery for a specified period, generally 60 days. The Company generally has experienced returns of approximately 20% of the PC product license fees, and the Company records revenues after a deduction for estimated returns. Any material increase in the Company's return experience could have an adverse effect on its operating results.

     Acquisition-Related Charges; Loss in 1997 First Quarter and Expected Loss in Year Ended December 31, 1997. In January 1997, the Company completed the merger with SupplyTech, accounted for as a pooling of interests, and incurred a $7.1 million first quarter 1997 charge related to merger related expenses. Additionally, the Company incurred integration costs related to the merger of $4.8 million during the first quarter of 1997. In January 1997, the Company completed the purchase of the $3.0 million Subordinated Convertible Debenture of HNS (the "Debenture") from BellSouth Telecommunications, Inc. and the remaining equity in HNS from other shareholders for an aggregate of approximately $9.8 million in consideration. The Company incurred integration costs related to the HNS transaction of $1.6 million during the first quarter of 1997. Additionally, the Company incurred a $2.4 million loss on extinguishment of the Debenture related to its purchase and a $2.7 million charge for in-process product development related to the acquisition of the minority interest of HNS in the first quarter of 1997. As a result of these charges, the Company incurred a net loss for the first quarter of 1997 and expects to incur a net loss for the year ending December 31, 1997. The costs and expenses incurred in connection with the SupplyTech and HNS integration activities included certain internal expense allocations which may recur in other expense categories in the future and may result in an increase in some expense categories as a percentage of total revenues.

     Intense Competition. The electronic commerce, EDI and network services and products businesses are intensely competitive, and the Company has many competitors with substantially greater financial, marketing, personnel and technological resources than the Company. Other companies offer products and services that may be considered by customers to be acceptable alternatives to the Company's products and services. Certain companies also operate private computer networks for transacting business with their trading partners. It is expected that other companies may develop and implement similar computer-to-computer networks, some of which may be "public" networks such as the Company's and others may be "private," providing services only to a specific group of trading partners, thereby reducing the Company's ability to increase sales of its network services. In addition, several companies offer PC-based, UNIX, midrange and mainframe and Internet computer software products which compete with the Company's software products. Advanced operating systems and applications software from Microsoft and other vendors also may offer electronic commerce functions that limit the Company's ability to sell its software products. The Company believes that the continuing acceptance of electronic commerce and EDI will attract new competitors, including software applications and operating systems companies that may bundle electronic commerce solutions with their programs, and alternative technologies that may be more sophisticated and cost effective than the Company's products and services. Competitive companies may offer certain electronic commerce products or services, such as communications software or network transactional services, at no charge or a deeply discounted charge, in order to obtain the sale of other products or services. Since the Company's agreements with its network subscribers are terminable upon 30 days' notice, the Company does not have the contractual right to prevent its customers from changing to a competing network. Competitors that offer products and/or services that compete with various of the Company's products and services include, among others, Advantis Systems, Inc.; AT&T; Computer Associates International, Inc.; EDS; General Electric Information Systems; Premenos Technology Corp.; QuickResponse Services, Inc.; Sterling Commerce, Inc. and a joint venture between British

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Telecommunications Plc and MCI Communications Corporation; as well as the internal programming staffs of various businesses engaging in electronic commerce.

     Emergence of Electronic Commerce Over the Internet. The Internet provides a potential alternative means of providing electronic commerce to business trading partners. The market for Internet software and services is both emerging and highly competitive, ranging from small companies with limited resources to large companies with substantially greater financial, technical and marketing resources than the Company. In addition to the Company's Internet related products and services, several existing competitors of the Company have introduced their own Internet electronic commerce products and services. Moreover, new competitors, which may include telephone companies and media companies, are likely to increase the provision of business-to-business data transmission services using the Internet. There is no assurance that the Company's TrustedLink Guardian end user software and IVAS, which enable electronic commerce over the Internet, will be accepted in the Internet market or can be competitive with other products based on evolving technologies. If the Internet becomes an accepted method of electronic commerce, the Company could also lose network customers from its value-added network ("VAN") which would reduce recurring revenue from network services and have a material adverse effect on the Company.

     The use of the Company's Internet electronic commerce products and services will depend in large part upon the continued development of the infrastructure for providing Internet access and services. Use of the Internet for business-to-business electronic commerce services raises numerous issues that greatly impact the development of this market. These issues include reliability, data security and data integrity, timely transmission, and pricing of products and services. Because global commerce and online exchange of information on the Internet is new and evolving, it is difficult to predict with any assurance whether the Internet will prove to be a viable commercial marketplace. The Internet has experienced, and is expected to continue to experience, substantial growth in the number of users and the amount of traffic. There can be no assurance that the Internet will continue to be able to support the demands placed on it by this continued growth. In addition, the Internet could lose its viability due to delays in the adoption of new standards and protocols to handle increased levels of Internet activity, or due to increased governmental regulation. There can be no assurance that the infrastructure or complementary services necessary to make the Internet a viable commercial marketplace will be developed, or, if developed, that the Internet will become a viable commercial marketplace for products and services such as those offered by the Company. If the necessary infrastructure or complementary services or facilities are not developed, or if the Internet does not become a viable commercial marketplace, the Company's business, operating results or financial condition will be materially adversely affected.

     Risks of Potential Future Acquisitions. The Company's growth has been significantly enhanced through acquisitions of other businesses, products and licenses. Following this offering, the Company will have significant cash resources, which may be used for acquisitions. There can be no assurance that in the future the Company will be able to identify suitable acquisition candidates available for sale at reasonable prices, consummate any acquisition or successfully integrate any acquired business into the Company's operations. Operational and software integration problems may arise if the Company undertakes future acquisitions of complementary products, technologies or businesses. Future acquisitions may also result in potentially dilutive issuances of equity securities, the incurrence of additional debt, the write-off of in-process product development and capitalized product costs, integration costs, and the amortization of expenses related to goodwill and other intangible assets, all of which could have a material adverse effect on the Company. Acquisitions involve numerous additional risks, including difficulties in the assimilation of the operations, products and personnel of the acquired company, differing company cultures, the diversion of management's attention from other business concerns, risks of entering markets in which the Company has little or no direct prior experience, and the potential loss of key employees of the acquired company. Customer satisfaction or performance problems at a single acquired firm could have a material adverse impact on the reputation of the Company as a whole. The Company

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expects to finance any future acquisitions with the proceeds of this offering as well as with possible debt financing, the issuance of equity securities (common or preferred stock) or a combination of the foregoing. There can be no assurance that the Company will be able to arrange adequate financing on acceptable terms.

     Dependence on New Products; Industry Standards. The electronic commerce industry is characterized by rapid technological change, frequent new product and service introductions and evolving industry standards. The Company's future success will depend in significant part on its ability to anticipate industry standards, continue to apply advances in electronic commerce product and service technologies, enhance existing products and services and introduce and acquire new products and services on a timely basis to keep pace with technological developments. There can be no assurance that the Company will be successful in developing, acquiring or marketing new or enhanced products or services that respond to technological change or evolving industry standards, that the Company will not experience difficulties that could delay or prevent the successful development, acquisition or marketing of such products or services or that its new or enhanced products and services will adequately meet the requirements of the marketplace and achieve market acceptance. In the past, the Company has experienced delays in the commencement of commercial shipments of new products and enhancements, resulting in delays or losses of product revenues. Such delays or failure in the introduction of new or enhanced products or services, or the failure of such products or services to achieve market acceptance, could have a material adverse effect on the business, results of operations and financial condition of the Company.

     Ability to Manage Growth. The Company has recently experienced significant growth in revenue, operations and personnel as it has made strategic acquisitions, added subscribers to the Harbinger VAN and IVAS and increased the number of licensees of its software products. This growth could continue to place a significant strain on the Company's management and operations, including its sales, marketing, customer support, research and development, finance and administrative operations. Achieving and maintaining profitability during a period of expansion will depend, among other things, on the Company's ability to successfully expand its products, services and markets and to manage its operations and acquisitions effectively. Difficulties in managing growth, including difficulties in obtaining and retaining talented management and product development personnel, especially following an acquisition, could have a material adverse effect on the Company.

     Investment in International Subsidiaries; International Growth and Operations. The Company believes that its continued growth and profitability will require expansion of its international operations through its international subsidiaries, including NTEX Holding, B.V. ("NTEX") and INOVIS GmbH & Co. ("INOVIS") in Germany as well as the international operations of SupplyTech in the United Kingdom, Italy, Australia and Mexico (the "International Subsidiaries"). This expansion will require financial resources and significant management attention, particularly by certain members of the management of the Company. The Company's ability to successfully expand its business internationally will also depend upon its ability to attract and retain both talented and qualified managerial, technical and sales personnel and electronic commerce services customers outside the United States and its ability to continue to effectively manage its domestic operations while focusing on international expansion. Certain of the International Subsidiaries have experienced operating losses in their recent histories and some have experienced significant operating losses in their recent histories. To the extent that the International Subsidiaries are unable to penetrate international markets in a timely and profitable manner, the Company's growth, if any, in international sales will be limited, and the Company could be materially adversely affected. Moreover, the Company's ability to successfully implement its international strategy may require installation and operation of a value-added network and implementation of its IVAS software in other countries, as well as additional improvements to its infrastructure and management information systems, including its international customer support systems. In addition, there can be no assurance that the Company will be able to maintain or increase international market demand for the Company's products or services.

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     International operations are subject to certain inherent risks, including unexpected changes in regulatory requirements and tariffs, longer payment cycles, increased difficulties in collecting accounts receivable and potentially adverse tax consequences. To the extent international sales are denominated in foreign currencies, gains and losses on the conversion to U.S. dollars of revenues, operating expenses, accounts receivable and accounts payable arising from international operations may contribute to fluctuations in the Company's results of operations. The Company has not entered into any hedging or other arrangements for the purpose of guarding against the risk of currency fluctuation. In addition, sales in Europe and certain other parts of the world typically are adversely affected in the third calendar quarter of each year because many customers reduce their business activities in the summer months.

     Dependence on Key Management and Personnel; Ability to Attract and Retain Qualified Personnel. The Company's success is largely dependent upon its executive officers and key sales and technical personnel, the loss of one or more of whom could have a material adverse effect on the Company. The future success of the Company will depend in large part upon its ability to attract and retain talented and qualified personnel. In particular, the Company believes that it will be important for the Company to hire experienced product development and sales personnel. Competition in the recruitment of highly-qualified personnel in the computer software and electronic commerce industries is intense. The inability of the Company to locate and retain such personnel may have a material adverse effect on the Company. No assurance can be given that the Company can retain its key employees or that it can attract qualified personnel in the future. The Company currently carries key-person life insurance policies on the lives of Messrs. Howle and Leach, and expects to purchase such insurance on the lives of Messrs. Davis, Travers and Annis.

     Dependence on Alliance Partners. The Company has various agreements with alliance partners for the distribution and marketing of certain software products of the Company. These alliance partners pay the Company royalties representing a percentage of fees generated from the sale of software licensed from the Company. For the years ended December 31, 1995 and 1996, revenues from one of these alliance partners were approximately $1.4 million and $5.7 million, respectively, which equaled the contractual minimum royalty during those years. There is no minimum royalty obligation after 1996, the Company believes that revenues from this alliance partner will substantially decline in 1997 as compared to 1996. Further, based on recent amendments to the arrangement, the Company believes that the average collection period related to cash flows derived from royalty revenues earned from this alliance partner will lengthen substantially.

     Risks of Product Development. Software products as complex as those offered by the Company may contain undetected errors or failures when first introduced or when new versions are released. If software errors are discovered after introduction, the Company could experience delays or lost revenues during the period required to correct these errors. There can be no assurance that, despite testing by the Company and by current and potential customers, errors will not be found in new products or releases after commencement of commercial shipments, resulting in loss of or delay in market acceptance, additional and unexpected expenses to fund further product development or to add programming personnel to complete a development project, and loss of revenue because of the inability to sell the new product on a timely basis, any one or more of which could have a material adverse effect on the Company.

     Dependence on Data Centers. The network service operations of the Company are dependent upon the ability to protect computer equipment and the information stored in the Company's data centers against damage that may be caused by fire, power loss, telecommunication failures, unauthorized intrusion, computer viruses and disabling devices and other similar events. Notwithstanding precautions the Company has taken, there can be no assurance that a fire or other natural disaster, including national, regional or local telecommunications outages, would not result in a prolonged outage of the Company's network services. In the event of a disaster, and depending on the nature of the disaster, it may take from several hours to several days before the Company's off-site computer system can become operational for all of the Company's customers, and use of the alternative off-site computer would result in substantial additional cost to the Company. In the event

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that an outage of the Company's network extends for more than several hours, the
Company will experience a reduction in revenues by reason of such outage. In the event that such outage extends for one or more days, the Company could potentially lose many of its customers, which may have a material adverse effect on the Company.

     Dependence upon Certain Licenses. The Company relies on certain technology that it licenses from third parties and other products that are integrated with internally developed software and used in the Company's products to perform key functions or to add important features. There can be no assurance that the Company will be successful in negotiating third-party technology licenses on suitable terms or that such licenses will not be terminated in the future. Moreover, any delay or product problems experienced by such third party suppliers could result in delays in introduction of the Company's products and services until equivalent technology, if available, is identified, licensed and integrated, which could have a material adverse effect on the Company's business, operating results and financial condition.

     Limited Protection of Proprietary Technology; Risks of Infringement. The Company relies primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect its proprietary rights. The Company seeks to protect its software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. The Company presently has one patent for an electronic document interchange test facility and a patent application pending for an EDI communication system. Despite the Company's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of the Company's products or to obtain and use information that the Company regards as proprietary. There can be no assurance that the Company's means of protecting its proprietary rights will be adequate or that the Company's competitors will not independently develop similar technology. In distributing many of its products, the Company relies primarily on "shrink wrap" licenses that are not signed by licensees and, therefore, may be unenforceable under the laws of certain jurisdictions. In addition, the Company has licensed it products to users and distributors in other countries, and the laws of some foreign countries do not protect the Company's proprietary rights to as great an extent as the laws of the United States. The Company does not believe that any of its products infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by the Company with respect to current or future products, and the Company has agreed to indemnify many of its customers against such claims. The Company expects that software product developers will increasingly be subject to infringement claims as the number of products and competitors in electronic commerce grows and the functionality of products in different industry segments overlaps. Any such claims, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require the Company to enter into royalty or licensing agreements and indemnify its customers against resulting liability, if any. Such royalty or licensing agreements, if required, may not be available on terms acceptable to the Company or at all, which could have a material adverse effect on the Company.

     Government Regulatory and Industrial Policy Risks. The Company's network services are transmitted to its customers over dedicated and public telephone lines. These lines are governed by Federal and state regulations establishing the rates, terms and conditions for their use. Changes in the legislative and regulatory environment relating to online services, EDI or the Internet access industry, including regulatory or legislative changes which directly or indirectly affect telecommunication costs, restrict content or increase the likelihood of competition from regional telephone companies or others, could have an adverse effect on the Company's business. The Telecommunications Act of 1996 ("Act") amended the federal telecommunications laws by lifting restrictions on regional telephone companies and others competing with the Company and imposed certain restrictions regarding obscene and indecent content communicated to minors over the Internet or through interactive computer services. The Act set in motion certain events that will lead to the elimination of restrictions on regional telephone companies providing transport between defined

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geographic boundaries associated with the provision of their own information services. This will enable regional telephone companies to more readily compete with the Company by packaging information service offerings with other services and providing them on a wider geographic scale. While provisions of the Act prohibiting the use of a telecommunications device or interactive computer service to send or display indecent material to minors have been held by the U.S. Supreme Court to be unconstitutional, there can be no assurance that future legislative or regulatory efforts to limit use of the Internet in a manner harmful to the Company will not be successful. The Clinton administration has announced an initiative to establish a framework for global electronic commerce. Also, some countries such as Germany have adopted laws regulating aspects of the Internet, and there are a number of bills currently being considered in the United States at the federal and state levels involving encryption and digital signatures, all of which may impact the Company. The Company cannot predict the impact, if any, that the Act and future court opinions, legislation, regulations or regulatory changes in the United States or other countries may have on its business. Management believes that the Company is in compliance with all material applicable regulations.

     Anti-Takeover Provisions. The Board of Directors has authority to issue up to 20,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights, of the preferred stock without further vote or action by the Company's shareholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. While the Company has no present intention to issue additional shares of preferred stock, such issuance, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company. In addition, the Company's Amended and Restated Articles of Incorporation and Bylaws contain provisions that may discourage proposals or bids to acquire the Company. This could limit the price that certain investors might be willing to pay in the future for shares of Common Stock. The Company's Amended and Restated Articles of Incorporation provide for a classified Board of Directors with three-year, staggered terms for its members. The classification of the Board of Directors could have the effect of making it more difficult for a third party to acquire control of the Company.

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